Supplement dated September 22, 2010 to:
Value Line Aggressive Income Trust Summary Prospectus dated June 1, 2010	Value Line Larger Companies Fund, Inc. Summary Prospectus dated May 1, 2010
Value Line Asset Allocation Fund, Inc. Summary Prospectus dated August 1, 2010	Value Line New York Tax Exempt Trust Summary Prospectus dated June 1, 2010
Value Line Convertible Fund, Inc. Summary Prospectus dated September 1, 2010	Value Line Premier Growth Fund. Inc. Summary Prospectus dated May 1, 2010
Value Line Emerging Opportunities Fund, Inc. Summary Prospectus dated August 1, 2010	The Value Line Tax Exempt Fund, Inc. Summary Prospectus dated July 1, 2010
The Value Line Fund, Inc. Summary Prospectus dated May 1, 2010	Value Line U.S. Government Money Market Fund, Inc. Summary Prospectus dated May 1, 2010
Value Line Income & Growth Fund, Inc. Summary Prospectus dated May 1, 2010

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus and all applicable Supplements.

The Board of Directors/Trustees (collectively, the “Board”) of each of the Value Line Funds (the “Funds”) has called two separate special meetings of shareholders to be held on October 26, 2010 (the “Meetings”) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 399 Park Avenue, New York, New York 10022.  Each shareholder of record as of the close of business on August 25, 2010 (the “Record Date”) will be entitled to notice and to vote at the Meetings.  On or around September 22, 2010, a proxy statement (the “Proxy Statement”) describing the proposals to be considered at each Meeting was sent to each shareholder of record as of the Record Date.

The purposes of the Meetings are:

Meeting #1

     To elect three nominees for Directors of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated.

Meeting #2

    To approve a new investment advisory agreement between each Fund and EULAV Asset Management.

The Meetings were called because the Board has recommended that each Fund’s shareholders elect three persons, Ms. Joyce Heinzerling and Messrs. Mitchell E. Appel and Daniel S. Vandivort, to serve as directors.  The Meetings were also called in light of the intention by Value Line, Inc. (“VLI”), the parent company of EULAV Asset Management, LLC, the Funds’ investment adviser (“the Adviser”) and EULAV Securities, Inc., the Funds’ principal underwriter (the “Distributor”), to restructure the ownership and control of the Adviser and the Distributor as more fully described in the Proxy Statement (the “Restructuring”).  Upon the closing of the Restructuring (the “Closing”) each Fund’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) will terminate. As a result, a new investment advisory agreement between the restructured Adviser (which will be named EULAV Asset Management) and each Fund (the “New Investment Advisory Agreement”) is being proposed.  The Restructuring will result in a change of control of the Adviser and, as a result, the Current Investment Advisory Agreements will automatically terminate. Consequently, each Fund’s New Investment Advisory Agreement, which must be approved by that Fund’s shareholders, will be necessary in order for the investment management of each Fund to continue uninterrupted after the Closing.

If you have any questions about the Meetings or the voting process, please call 1-800-545-3393 (toll-free).

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
FOR FUTURE REFERENCE